Summary Prospectus March 1, 2017 as amended June 12, 2017

Franklin Low Duration
Total Return Fund

Franklin
Investors Securities Trust

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2017, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R6	Advisor Class
FLDAX	FLDCX	FLRRX	FLDZX

Franklin Low Duration Total Return Fund

Investment Goal

A high level of current income as is consistent with prudent investing, while seeking preservation of capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 135 in the Fund's Prospectus and under “Buying and Selling Shares” on page 83 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific intermediaries is set forth in Appendix A – Intermediary Sales Charge Discounts and Waivers to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None

1. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	0.65%	None	None
Other expenses	0.20%	0.20%	0.03%	0.20%
Acquired fund fees and expenses[1]	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses	0.97%	1.37%	0.55%	0.72%
Fee waiver and/or expense reimbursement[2]	-0.15%	-0.15%	-0.15%	-0.15%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.82%	1.22%	0.40%	0.57%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. Management has contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.55% until February 28, 2018. Management also has contractually agreed in advance to reduce its fees as a result of the Fund's investments in Franklin Templeton affiliated funds (acquired funds) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 307	$ 512	$ 735	$ 1,376
Class C	$ 224	$ 419	$ 736	$ 1,635
Class R6	$ 41	$ 161	$ 292	$ 675
Advisor Class	$ 58	$ 215	$ 386	$ 881
If you do not sell your shares:
Class C	$ 124	$ 419	$ 736	$ 1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44.76% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities, and municipal securities, targeting an estimated average portfolio duration of three (3) years or less. Derivatives whose reference securities are investment grade are considered by the Fund to be investment grade.

Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors. The Fund's focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund's capital.

The Fund may also invest up to 20% of its total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by Standard & Poor's Financial Services (S&P) or Moody’s Investors Service (Moody's), which may include defaulted securities. The Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may also invest a small portion of its assets directly in mortgage loans.

To pursue its investment goal, the Fund regularly enters into various derivative transactions, including currency forwards, currency, interest rate/bond futures contracts and options on interest rate futures contracts, and swap agreements, including interest rate, fixed income total return, currency and credit default swaps, and options on interest rate and credit default swap agreements. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, the Fund’s investment manager selects securities in various market sectors based on the investment manager’s assessment of changing economic, market, industry and issuer conditions. The investment manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Floating Rate Corporate Investments   Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. A significant portion of floating rate investments may be "covenant lite"; loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Mortgage and Asset-Backed Securities   Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities and currency markets, including: delays in settling portfolio transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Extension   Some debt securities, particularly mortgage-backed securities, are subject to the risk that the debt security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. Market prices for such securities or other investments may be volatile.

Variable Rate Securities   Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'09	2.87%
Worst Quarter:	Q3'11	-1.94%
As of March 31, 2017, the Fund's year-to-date return was 0.76%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Franklin Low Duration Total Return Fund - Class A
Return Before Taxes	0.40%	1.21%	2.75%
Return After Taxes on Distributions	-0.35%	0.30%	1.64%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	0.53%	1.69%
Franklin Low Duration Total Return Fund - Class C	1.20%	1.26%	2.55%
Franklin Low Duration Total Return Fund - Class R6	3.01%	1.33%[1]	—
Franklin Low Duration Total Return Fund - Advisor Class	2.83%	1.91%	3.22%
Bloomberg Barclays U.S. Government & Credit (1-3 Year) Index (index reflects no deduction for fees, expenses or taxes)	1.28%	0.92%	2.44%

1. Since inception May 1, 2013.

Historical performance for Class C shares prior to their inception is based on the performance of Class A shares. Class C performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Roger Bayston, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2004).

Kent Burns, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2004).

Christopher J. Molumphy, CFA   Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (2004).

David Yuen, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Low Duration Total Return Fund

Investment Company Act file #811-04986
© 2017 Franklin Templeton Investments. All rights reserved.
401 PSUM 06/17	00070382